UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor
Boston,	Massachusetts	02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 30, 2026, of X4 Pharmaceuticals, Inc. (the “Company”) appointed Kelly Gold as a Class II director of the Company, effective as of July 1, 2026. In connection with Ms. Gold’s appointment, the size of the Company’s board of directors (the “Board”) was increased from five to six directors. Ms. Gold has also been appointed to serve on the Audit Committee of the Board.

Ms. Gold, age 49, has served as Chief Financial Officer of CAMP4 Therapeutics Corporation, a clinical-stage biopharmaceutical company (Nasdaq: CAMP), since April 2022. Ms. Gold previously served as CAMP4’s Chief Business Officer from April 2021 to March 2022, and held positions of increasing responsibility in Finance and Corporate Development at CAMP4 from 2017 to March 2021. Ms. Gold previously served as Associate Director, Strategic Corporate Finance at Biogen Inc. (Nasdaq: BIIB) from 2014 to 2017, where she provided financial leadership for the company’s late stage and marketed rare disease programs and developed long term strategic financial trajectories for the R&D organization. Ms. Gold also previously served as a Healthcare Investment Banking Associate at Deutsche Bank from 2009 to 2013, where she worked in the healthcare investment banking group. Ms. Gold earned bachelor’s degrees in Life Sciences and Mechanical Engineering from Queen’s University in Ontario and an MBA from the MIT Sloan School of Management.

In connection with her appointment to the Board, Ms. Gold will be entitled to receive compensation in accordance with the Company’s non-employee director compensation policy as generally described in the Company’s Definitive Proxy Statement filed on March 20, 2026. Ms. Gold is also entering into the Company’s standard form of indemnification agreement, a form of which was previously filed as Exhibit 10.36 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 filed on November 6, 2017.

There are no arrangements or understandings between Ms. Gold and any other person pursuant to which she was appointed as director of the Company; there are no family relationships between Ms. Gold and any director or executive officer of the Company; and Ms. Gold is not a party to any transactions of the type that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.
A copy of the Company’s press release announcing the foregoing appointment is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being furnished herewith:

Exhibit Number	Exhibit Title or Description
99.1	Press Release, dated July 1, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

	By:	/s/ David Kirske
David Kirske
Date: July 1, 2026		Chief Financial Officer and Treasurer